UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2004

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated June 7, 2004, of Salem Communications Corporation updating its net broadcasting revenue guidance for the quarter ending June 30, 2004 and announcing its participation at a conference.

99.2	Press release, dated June 7, 2004, of Salem Communications Corporation announcing the redemption of $52.5 million of 9% Senior Subordinated Notes.

ITEM 9.	REGULATION FD DISCLOSURE*

The following information and the exhibit relating thereto is furnished persuant to Item 9 of this Current Report on Form 8-K. On June 7, 2004, Salem Communications Corporation issued a press release updating its net broadcasting revenue guidance for the quarter ending June 30, 2004. Additionally, the company announced its participation at the Deutsche Bank 12th Annual Media Conference on June 8, 2004. In addition, Salem Communications Corporation issued a press release on June 7, 2004 announcing the redemption of $52.5 million of 9% Senior Subordinated Notes.

* The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: June 7, 2004

	By:	/s/ EVAN D. MASYR

Evan D. Masyr
Vice President and Corporate Controller

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release, dated June 7, 2004, of Salem Communications Corporation updating its net broadcasting revenue guidance for the quarter ending June 30, 2004 and announcing its participation at a conference.

99.2	Press release, dated June 7, 2004, of Salem Communications Corporation announcing the redemption of $52.5 million of 9% Senior Subordinated Notes.